                                                                    Exhibit 10.3


                           SPANISH BROADCASTING SYSTEM
                             1999 STOCK OPTION PLAN



1.       PURPOSES.

         The purposes of the Plan are to further the growth, development and financial success of Spanish Broadcasting System, Inc. (the "Company") and its Subsidiaries by providing incentives to those officers and employees who have the capacity to contribute in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions. To accomplish such purposes, the Plan provides that the Company may grant such employees either Nonqualified Stock and Incentive Stock Options, or both.

2.       DEFINITIONS.

         Wherever the masculine gender is used in the Plan, it shall include the feminine and neuter and wherever a singular pronoun is used, it shall include the plural, unless the context clearly indicates otherwise. Whenever the following terms are used in the Plan, they shall have the meaning specified below, unless the context clearly indicates to the contrary.

         "Board" shall mean the Board of Directors of the Company.

         "Cause" shall mean an Employee's willful failure to perform his duties with the Company or a Subsidiary or the willful engaging in conduct which is injurious to the Company or a Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, provided that, if an Employee has entered into an employment agreement with the Company or a Subsidiary, the definition, if any, set forth in such agreement shall be substituted for the above.

         "Change in Control" shall mean:

         (a) any "person," as such term is defined in Section 13(d) and 14(d) of the Exchange Act, other than the Company, any Subsidiary, Raul Alarcon, Jr. (or his spouse, heirs, assigns, legatees or trust for Mr. Alarcon's or any of the foregoing's benefit) or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

         (b) during any two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director, whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

         (c) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

         (d) the stockholders of the Company adopt a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean (i) the Compensation Committee of the Board, appointed as provided in Section 5.1, (ii) the Stock Option Committee, if the Compensation Committee determines to delegate the administration of the Plan to a subcommittee, or, (iii) if no Compensation Committee or Stock Option Committee has been appointed, or if the Compensation Committee or Stock Option Committee ceases to consist of two or more members, the Board.

         "Company" shall mean Spanish Broadcasting System, Inc., a Delaware corporation, and any successor corporation.

         "Designated Beneficiary" shall mean any individual designated by an Optionee, in a manner determined by the Committee, to receive amounts due the Optionee in the event of the Optionee's death. In the absence of an effective designation by the Optionee, Designated Beneficiary shall mean the Optionee's estate.

         "Director" shall mean a member of the Board.

         "Employee" shall mean any employee (including any officer whether or not a Director) or leased employee of the Company, or of any corporation which is then a Subsidiary, who has been designated by the Committee to participate in the Plan.

         "Early Retirement" shall mean an Employee's retirement from active employment with the Company or a Subsidiary in accordance with the early retirement provisions of a pension plan maintained by the Company or a Subsidiary, provided that, if no such plan is in existence, it shall mean the attainment of age fifty-five (55) and the completion of fifteen (15) years of service.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" per Share as of a particular date shall mean, unless otherwise determined by the Committee:

         (a) the closing sales price per Share on a national securities exchange on the most recent date on which there was a sale of Shares on such exchange; or

         (b) if clause (a) does not apply and the Shares are quoted on the National Association of Securities Dealers Automated Quotation system ("NASDAQ"), either (i) the closing price per Share as reported on NASDAQ for the date of grant, provided, a sale was reported on such day, (ii) if the date of grant is a holiday, Saturday or Sunday, the closing price per share as reported on NASDAQ on the preceding day to the date of grant on which a sale was reported; or (iii) as otherwise determined by the Committee in good faith; or

         (c) if neither clause (a) or (b) applies and the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the preceding ten (10) days on which such bid and asked prices were quoted; or

         (d) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, may determine.

         "Incentive Stock Option" shall mean an Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

         "Normal Retirement" shall mean an Employee's retirement from active employment with the Company or a Subsidiary in accordance with the normal retirement provisions of a pension plan maintained by the Company or a Subsidiary, provided that, if no such plan exists, it shall mean retirement on or after attainment of age sixty-five (65).

         "Option" shall mean an option to purchase Shares granted pursuant to
Section 4.1.

         "Option Agreement" shall mean an Option Agreement, substantially in the form attached hereto as Exhibit A-1 and A-2, to be entered into between the Company and an Optionee, which shall set forth the material terms of the Options granted to such Optionee.

         "Optionee" shall mean an Employee to whom an Option has been granted pursuant to the Plan.

         "Permanent Disability" shall mean a physical or mental incapacity that renders an Optionee incapable of engaging in any substantial gainful employment, or that has lasted for a continuous period of no less than six consecutive months, or six months in any twelve-month period, as determined by the Committee in good faith in its sole discretion, provided that, if an Employee has entered into an employment agreement with the Company or a Subsidiary, the definition set forth in such agreement shall be substituted for the above definition. All determinations as to the date and extent of disability of any Optionee shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

         "Plan" shall mean the Spanish Broadcasting System 1999 Stock Option Plan, as amended from time to time.

         "Retirement" shall mean an Optionee's (a) Early Retirement which the Committee, in its sole discretion, has determined should be treated as a Retirement for purposes of the Plan, or (b) Normal Retirement.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Share" shall mean a share of the Company's Class A Common Stock, $.0001 par value per share.

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation (other than the last corporation in the unbroken chain), or if each group of commonly controlled corporations, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

         "Ten-Percent Stockholder" shall mean an Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary (or, if applicable, a parent corporation within the meaning of Section 424(e) of the Code).

         "Termination of Employment" shall mean the Employee's termination of employment for any reason whatsoever, excluding any termination where there is a simultaneous reemployment by either the Company or a Subsidiary, provided that, if a corporation that is a Subsidiary ceases to be a Subsidiary as a result of a sale of stock, such sale shall be deemed to be a Termination of Employment of the Optionees who were employed by such corporation immediately prior to such sale.

3. ELIGIBILITY.

         Any Employee (whether or not a Director) who is an officer or who is designated by the Committee shall be eligible to be granted Options under the Plan.

4. TERMS OF OPTIONS.

     4.1 TERMS OF OPTIONS.

         (a) Price. The exercise price for the Shares subject to an Option, or the manner in which such exercise price is to be determined, shall be determined by the Committee, provided that, the exercise price per Share of any Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted by the Committee (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

         (b) Term. Options shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten years from the date it is granted (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

         (c) Vesting. Options shall be exercisable in such installments (which need not be equal) and at such times as the Committee may designate, as set forth in an Option Agreement. To the extent not exercised, installments shall accumulate and may be exercised, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of an Option at any time. Notwithstanding the foregoing, any Options that are not exercisable prior to a Change in Control shall become exercisable on the date of such Change in Control and shall remain exercisable for the remainder of their term.

         (d) Exercise of Option After Termination of Employment.

         Subject to the terms of any written employment agreement and reflected in an option agreement, an Option granted under the Plan is exercisable by an Optionee only while he is an Employee, provided that any Options that are exercisable preceding an Optionee's Termination of Employment for any reason other than Cause, shall remain exercisable for the following period:

                  (i) If the Optionee dies while an Employee, or if his Termination of Employment is due to Permanent Disability or Retirement, the Optionee (or his Beneficiary or personal representative, as applicable) may exercise the Option no later than twelve (12) months after such death or determination;

                  (ii) If the Optionee's Termination of Employment is for any reason other than those set forth in (i) above and is not for Cause, the Optionee may exercise the Option within three months after such termination; or

                  (iii) If the Optionee dies during a period described in (i) or
         (ii) above, his Beneficiary may exercise such Option no later than the expiration of such extended period;

                  (iv) Notwithstanding (i) through (iii) above or anything in an Option Agreement or the Plan to the contrary, at any time after the grant of an Option, the Committee, in its sole and absolute discretion and subject to whatever terms and conditions it selects, may provide that an Option may be exercised after the relevant extended period set forth above, but in no event later than the date that it would have expired under the Option Agreement.

     4.2 NONTRANSFERABILITY.

         No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative; provided, however that an Optionee may designate a Beneficiary to exercise his Option or other rights under the Plan after his death and, in the discretion of the Committee, Options may be transferable pursuant to a Qualified Domestic Relations Order ("QDRO"), as determined by the Committee or its designee.

     4.3 METHOD OF EXERCISE.

         An Option shall be exercised by delivery of a written notice (in person or by first class mail to the Secretary of the Company at the Company's principal executive office) which specifies the number of Shares to be purchased and is accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring previously owned Shares to the Company, having Shares withheld or exercising pursuant to a "cashless exercise" procedure, or any combination thereof. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Committee determines otherwise, in its sole discretion.

5. ADMINISTRATION.

     5.1 COMPOSITION OF COMPENSATION COMMITTEE.

         The Plan shall be administered by the Committee, which shall consist of at least two individuals appointed by and serving at the pleasure of the Board, provided that each Committee member must qualify as an "outside director" as such term is used in Section 162(m) of the Code, unless the Board determines otherwise, in its sole discretion. All Committee members shall be members of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering thirty (30) days advance written notice to the Board and may be removed by the Board at any time for any reason. Vacancies in the Committee shall be filled by the Board. If no Committee has been appointed or if the Committee ceases to consist of two or more members, the Plan shall be administered by the Board acting by a majority of the Board. In such case, the Board shall have all the powers and duties as would have been delegated to the Committee hereunder.

     5.2 DUTIES AND POWERS OF COMMITTEE.

         (a) Subject to the provisions hereof, the Committee shall have (i) the sole and complete authority to determine which Employees shall be granted options, the number of Shares to be covered by each Option, the exercise price therefor and the terms and conditions applicable to the exercise of the Option,
(ii) the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and shall comply with Section 422 of the Code and any rules or regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value (determined as of the date of grant) of the Shares granted under the Plan and all other option plans of the Company and any Subsidiary (and, if applicable, any parent corporation, within the meaning of Section 424(e) of the Code) that become exercisable by an Optionee during any calendar year shall not exceed $100,000. To the extent that the limitation set forth in the preceding sentence is exceeded for any reason (including the acceleration of the time for exercise of an Option), the Options with respect to such excess amount shall be treated as Nonqualified Stock Options.

         (b) It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its terms and provisions. The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including, but not limited to, the Company, stockholders, all Subsidiaries, Employees, Directors, Optionees and Designated Beneficiaries.

     5.3 COMMITTEE ACTIONS.

         The Committee shall act by a majority of its members in office in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all of the members of the Committee.

     5.4 COMPENSATION; PROFESSIONAL ASSISTANCE.

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     5.5 DELEGATION OF AUTHORITY.

         The Committee may, in its sole and absolute discretion, delegate to (i) any proper officer of the Company, or more than one of them, or (ii) a subcommittee, consisting solely of Committee members, any or all of the administrative duties of the Committee under this Plan.

     5.6 NO LIABILITY.

         No member of the Board or the Committee, or Director, officer of the Company or other Employee shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person with respect to the Plan so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

     5.7 INDEMNIFICATION.

         To the fullest extent permitted by law, each member of the Board and the Committee and each Director, officer of the Company or Employee shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of the Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

6. SHARES SUBJECT TO THE PLAN.

     6.1 SHARES SUBJECT TO THE PLAN.

         The maximum number of Shares that may be issued upon the exercise of Options granted under the Plan is 3,000,000. The Company shall reserve such number of Shares for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that an Option expires or is terminated unexercised as to any Shares covered thereby, or is canceled or forfeited for any reason under the Plan without the delivery of Shares, or any Restricted Shares are forfeited for any reason, such Shares shall thereafter be again available for award pursuant to the Plan. The maximum number of Shares that may be granted to an Optionee in any year is 250,000.

     6.2 EFFECT OF CHANGES IN COMPANY'S SHARES.

         In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares at a price substantially below fair market value, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (a) the number and kind of shares subject to outstanding Options, and (b) the exercise price with respect to any outstanding Option and/or, if deemed appropriate, make provision for a cash payment to an Optionee, provided, however, that the number of Shares subject to any Option shall always be a whole number.

7. MISCELLANEOUS.

     7.1 EFFECTIVE DATE; TERM OF PLAN.

         The Plan has been approved by the Board and by the Company's stockholders, and shall be effective as of the date of Board approval (the "Effective Date"). The Plan shall continue in effect until ten years after the date it was approved by the Company's stockholders.

     7.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of an Optionee, alter or impair any rights or obligations under any option theretofore granted. No Options may be granted during any period of suspension nor after termination of the Plan, and in no event may any Options be granted under the Plan after September 30, 2009.

     7.3 AMENDMENT OF OPTION.

         The Committee may amend, modify or terminate any outstanding Option with the Optionee's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (a) to change the date or dates as of which an Option becomes exercisable, or (b) to cancel and reissue an Option under such different terms and conditions as it determines appropriate.

     7.4 NO RIGHTS AS STOCKHOLDER.

         No holder of an Option shall be deemed to be or to have the rights and privileges of an owner of Shares unless and until certificates representing such Shares have been issued to such holder.

     7.5 EFFECT OF PLAN UPON OTHER COMPENSATION AND INCENTIVE PLANS.

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for Employees.

     7.6 REGULATIONS AND OTHER APPROVALS.

         (a) The obligation of the Company to sell or deliver Shares with respect to Options shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         (b) The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder for Employees granted Incentive Stock Options.

         (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

         (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

     7.7 GOVERNING LAW.

         The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

     7.8 WITHHOLDING OF TAXES.

         As a condition to the exercise of an Option and the continued holding of shares received upon exercise of an Option, to the extent required by law, no later than the date as to which an amount first becomes includible in the gross income of an Optionee for federal income tax purposes with respect to any award granted under the Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee. In its discretion, the Committee may permit an Optionee to satisfy withholding obligations by delivering previously owned Shares or by electing to have Shares withheld.

     7.9 NO RIGHT TO CONTINUED EMPLOYMENT.

         Nothing in the Plan or in any award agreement shall confer upon any Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the right of the Company and its Subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge any Employee at any time for any reason whatsoever, with or without Cause.

     7.10 TITLES; CONSTRUCTION.

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                                  EXHIBIT A-1

                            FORM OF OPTION AGREEMENT

                        (INCENTIVE STOCK OPTION GRANTS)

[SBS LOGO]



Date:
     -------------------


(Optionee's Name)
------------------------
(Address)
------------------------
(Address)
------------------------

Dear (Optionee's Name) :
     -------------------


Pursuant to the terms and conditions of the Spanish Broadcasting System, Inc. 1999 Stock Option Plan (the "Plan"), you have been granted an Incentive Stock Option, subject to limitations set forth by the Internal Revenue Code of 1986, as amended from time to time, to purchase _______ shares (the "Option") of Class A common stock as outlined below.

            Granted To:        ________________________

            Grant Date:        ________________________

       Options Granted:        ________________________

Option Price per Share:        ________________________  Total Cost to Exercise: $________

       Expiration Date:        _________ _________ _______, unless terminated earlier.

      Vesting Schedule:        ___% immediately, ___ % each year as follows:

                               _________________________________________________

                               _________________________________________________


       Transferability:        Not transferable except in accordance with the Plan.

                                       Spanish Broadcasting System, Inc.


                                       By:________________________________



By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of a copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.


Signature:_____________________________________         Date:___________________
                  (Name of Optionee)

                                  EXHIBIT A-2

                            FORM OF OPTION AGREEMENT

                       (NONQUALIFIED STOCK OPTION GRANTS)

[SBS LOGO]




Date:
     -------------------


(Optionee's Name)
------------------------
(Address)
------------------------
(Address)
------------------------

Dear (Optionee's Name) :
     -------------------



Pursuant to the terms and conditions of the Spanish Broadcasting System, Inc. 1999 Stock Option Plan (the "Plan"), you have been granted an Nonqualified Stock Option, to purchase _______ shares (the "Option") of Class A common stock as outlined below.

            Granted To:        ________________________

            Grant Date:        ________________________

       Options Granted:        ________________________

Option Price per Share:        ________________________  Total Cost to Exercise: $________

       Expiration Date:        _________ _________ _______, unless terminated earlier.

      Vesting Schedule:        ___% immediately, ___ % each year as follows:

                               _________________________________________________

                               _________________________________________________


       Transferability:        Not transferable except in accordance with the Plan.

                                       Spanish Broadcasting System, Inc.


                                       By:________________________________


By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of a copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.


Signature:_____________________________________         Date:___________________
                  (Name of Optionee)

                                       2